September 24, 2015

Supplement

SUPPLEMENT DATED SEPTEMBER 24, 2015 TO THE PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE MONEY MARKET PORTFOLIO
(the "Portfolio")
CLASS X AND CLASS Y
Dated May 1, 2015

The Board of Trustees of Morgan Stanley Variable Investment Series (the "Fund") approved a Plan of Liquidation with respect to the Portfolio, a series of the Fund. Subject to shareholder approval, pursuant to the Plan of Liquidation substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's shareholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"), The Liquidation is expected to occur on or about April 29, 2016. The Portfolio will suspend the offering of its shares to all investors at the close of business on or about April 27, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.